

CARTER VALIDUS®
MISSION CRITICAL REIT

Supplemental Data - 4Q 2018

Safe Harbor

Forward-Looking Statements

Certain statements contained herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are predicated on current assumptions regarding operational strategies, anticipated events and trends, the economy, and other future conditions. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, income taxes, depreciation and amortization for real estate (“EBITDAre”); funds from operations (“FFO”); modified funds from operations (“MFFO”); net debt; net debt leverage ratio; and net operating income (“NOI”). Refer to the Glossary for a detailed explanation of terms appearing in the supplement. Management considers each item an important supplemental measure of operating performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of our performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financial activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

Key Statistics

(Amounts in thousands, except share data)

Selected Balance Sheet Data	4Q18	3Q18	2Q18	1Q18	4Q17
Investments in Real Estate, Net	$ 879,337	$ 885,441	$ 891,162	$ 902,771	$ 908,188
Total Assets	1,023,516	1,056,717	1,062,686	1,169,235	1,624,599
Total Liabilities	260,796	287,588	289,065	360,921	193,782
Selected Operating Data					
Total Revenue	$ 20,149	$ 17,496	$ 17,182	$ 1,535	$ 22,984
Total Rental Expenses	(2,602)	(2,663)	(2,960)	(3,000)	(5,181)
Interest Expense, Net	(3,131)	(3,256)	(4,050)	(3,069)	(3,354)
Net Income (Loss)	2,060	5,570	5,642	(17,231)	150,193
Funds from Operations	10,509	8,806	7,834	(6,988)	24,518
Modified Funds from Operations	7,314	7,544	6,643	7,901	19,437
Financial Ratios					
Net Debt Leverage Ratio	16.0%	17.3%	18.5%	20.9%	N/A[1]
Interest Coverage Ratio	1.7x	2.7x	2.5x	-4.6x	23.0x
Net Debt / EBITDAre [2]	3.4x	4.1x	4.6x	N/A[3]	N/A[1]
Weighted Average Shares Outstanding					
Basic	182,656,235	181,260,431	181,128,292	185,673,400	186,182,196
Diluted	182,678,735	181,282,589	181,128,292	185,673,400	186,182,196

1. Cash levels exceeded debt in the fourth quarter of 2017.
2. EBITDAre is annualized based on actual quarter EBITDAre.
3. Negative EBITDAre during the first quarter of 2018.

CARTER VALIDUS
MISSION CRITICAL REIT

Consolidated Balance Sheets

(Amounts in thousands, except share data)	December 31, 2018	December 31, 2017
ASSETS		
Real estate:		
Land	$ 72,700	$ 73,769
Buildings and improvements, less accumulated depreciation of $100,897 and $86,092, respectively	806,637	834,419
Total real estate, net	879,337	908,188
Cash and cash equivalents	43,133	336,500
Acquired intangible assets, less accumulated amortization of $23,822 and $23,640, respectively	59,681	86,938
Other assets, net	40,964	79,140
Assets of discontinued operations, net ($0 and $6,852, respectively, related to VIE)	401	213,833
Total assets	$ 1,023,516	$ 1,624,599
LIABILITIES AND STOCKHOLDERS' EQUITY		
Liabilities:		
Notes payable, net of deferred financing costs of $75 and $875, respectively	$ 36,214	$ 140,602
Credit facility	190,000	—
Accounts payable due to affiliates	1,329	2,372
Accounts payable and other liabilities	16,703	28,195
Intangible lease liabilities, less accumulated amortization of $5,712 and $4,694, respectively	16,537	17,555
Liabilities of discontinued operations, net ($0 and $599, respectively, related to VIE)	13	5,058
Total liabilities	260,796	193,782
Stockholders' equity:		
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value per share, 300,000,000 shares authorized; 203,114,678 and 196,892,945 shares issued, respectively; 183,081,839 and 186,181,545 shares outstanding, respectively	1,831	1,862
Additional paid-in capital	1,612,969	1,635,329
Accumulated distributions in excess of earnings	(852,505)	(211,750)
Accumulated other comprehensive income	425	407
Total stockholders' equity	762,720	1,425,848
Noncontrolling interests	—	4,969
Total equity	762,720	1,430,817
Total liabilities and stockholders' equity	$ 1,023,516	$ 1,624,599

Quarterly Income Statements

(Amounts in thousands, except share data and per share amounts)

	Three Months Ended December 31,	
	2018	2017
Revenue:		
Rental revenue	$ 19,401	$ 26,887
Provision for doubtful accounts related to rental revenue	(509)	(6,726)
Tenant reimbursement revenue	1,261	3,787
Provision for doubtful accounts related to tenant reimbursement revenue	(4)	(964)
Total revenue	20,149	22,984
Expenses:		
Rental expenses	2,602	5,181
General and administrative expenses	1,632	1,981
Asset management fees	2,401	2,626
Depreciation and amortization	7,692	9,449
Total expenses	14,327	19,237
Income from operations	5,822	3,747
Other expense:		
Other interest and dividend income	160	1,596
Interest expense, net	(3,131)	(3,354)
Provision for loan losses	(32)	(305)
Impairment loss on real estate	(757)	(39,147)
Total other expense	(3,760)	(41,210)
Income (loss) from continuing operations	2,062	(37,463)
Loss (income) from discontinued operations	(9)	231,964
Net Income	2,053	194,501
Net loss (income) attributable to noncontrolling interests in consolidated partnerships	7	(44,308)
Net income attributable to common stockholders	$ 2,060	$ 150,193
Other comprehensive loss:		
Unrealized loss on interest rate swaps, net	$ (424)	$ (2,742)
Other comprehensive loss	(424)	(2,742)
Comprehensive income	$ 1,629	$ 191,759
Comprehensive income (loss) attributable to noncontrolling interests in consolidated partnerships	7	(44,308)
Comprehensive income attributable to common stockholders	$ 1,636	$ 147,451
Weighted average number of common shares outstanding:		
Basic	182,656,235	186,182,196
Diluted	182,678,735	186,182,196
Net income (loss) per common share attributable to common stockholders:		
Basic:		
Continuing operations	$ 0.01	$ (0.20)
Discontinued operations	—	1.01
Net income attributable to common stockholders	$ 0.01	$ 0.81
Diluted:		
Continuing operations	$ 0.01	$ (0.20)
Discontinued operations	—	1.01
Net income attributable to common stockholders	$ 0.01	$ 0.81

Annual Income Statements

(Amounts in thousands, except share data and per share amounts)

	For the Year Ended December 31,	
	2018	2017
Revenue:		
Rental revenue	$ 91,226	$ 106,612
Provision for doubtful accounts related to rental revenue	(36,478)	(17,930)
Tenant reimbursement revenue	5,898	8,557
Provision for doubtful accounts related to tenant reimbursement revenue	(4,284)	(2,825)
Total revenue	56,362	94,414
Expenses:		
Rental expenses	11,225	13,071
General and administrative expenses	6,004	7,185
Asset management fees	9,809	10,611
Depreciation and amortization	51,001	33,540
Total expenses	78,039	64,407
(Loss) income from operations	(21,677)	30,007
Other income (expense):		
Other interest and dividend income	3,763	3,147
Interest expense, net	(13,506)	(19,109)
Provision for loan losses	(2,782)	(11,936)
Impairment loss on real estate	(6,588)	(39,147)
Gain on real estate dispositions	218	—
Total other expense	(18,895)	(67,045)
(Loss) from continuing operations	(40,572)	(37,038)
Income from discontinued operations	36,591	261,675
Net (loss) income	(3,981)	224,637
Net loss (income) attributable to noncontrolling interests in consolidated partnerships	22	(47,326)
Net (loss) income attributable to common stockholders	$ (3,959)	$ 177,311
Other comprehensive income (loss):		
Unrealized income (loss) on interest rate swaps, net	$ 18	$ (1,416)
Other comprehensive income (loss)	18	(1,416)
Comprehensive (loss) income	(3,963)	223,221
Comprehensive loss (income) attributable to noncontrolling interests in consolidated partnerships	22	(47,326)
Comprehensive (loss) income attributable to common stockholders	$ (3,941)	$ 175,895
Weighted average number of common shares outstanding:		
Basic	182,667,312	185,922,468
Diluted	182,667,312	185,922,468
Net (loss) income per common share attributable to common stockholders:		
Basic:		
Continuing operations	$ (0.22)	$ (0.20)
Discontinued operations	0.20	1.15
Net (loss) income attributable to common stockholders	$ (0.02)	$ 0.95
Diluted:		
Continuing operations	$ (0.22)	$ (0.20)
Discontinued operations	0.20	1.15
Net (loss) income attributable to common stockholders	$ (0.02)	$ 0.95

Debt

Debt Summary ($ in millions)

	December 31, 2018		
	Amount	Rate[1]	% of Total
Fixed rate debt			
Notes payable, fixed through interest rate swaps	$ 17.9	4.8%	7.9%
Revolving line of credit, fixed through interest rate swaps	38.0	3.1%	16.8%
Total fixed rate debt	55.9	3.6%	24.7%
Variable rate debt[2]			
Notes payable	18.4	5.6%	8.1%
Revolving line of credit	152.0	4.1%	67.2%
Total variable rate debt	170.4	4.3%	75.3%
Total principal debt	$ 226.3	4.1%	100.0%

Debt Maturities ($ in millions)[3]



$250M
$200M
$150M
$100M
$50M
$0M
$208[4]
$16
2019
2020
2021
2022
2023
2024
2025+
Variable Notes Payable
Notes Payable, Fixed Through Interest Rate Swaps
Revolving Line of Credit - Variable
Revolving Line Of Credit, Fixed Through Interest Rate Swaps

As of December 31, 2018

1. Weighted average interest rate.
2. LIBOR plus an applicable margin based on our debt agreements.
3. Excludes principal amortization.
4. Of these amounts, $190 million relates to the revolving line of credit under our unsecured credit facility. The maturity date on the revolving line of credit under our unsecured credit facility is May 28, 2019, subject to our right to a 12-month extension, which we intend to exercise.

Same Store NOI & Occupancy Trends (year-over-year)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
NOI ($ in millions)
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
End of Period Occupancy (%)
91.4%
91.0%
91.4%
77.0%
91.6%
$19.1
-$1.5
$14.2
$14.9
$17.5
4Q17
1Q18
2Q18
3Q18
4Q18

61 Properties [1]

1. Each quarter's results based on properties owned as of September 30, 2017. Does not include properties under development.

Portfolio Overview

Total Investment:[1] $1.156 Billion

Tenant Credit Concentrations[2]


Rated Investment Grade Tenant/Guarantor
Rated Non-Investment Grade Tenant/Guarantor
Non-Rated Tenant/Guarantor 3
29.2%
16.4%
54.4%

Occupancy Rate:[4]	**91.6%**
Remaining Lease Term:[5]	**12.1 Years**
Rent Escalation:[5]	**2.2%**

Number of Properties:	**61**
Net Asset Value Per Share:[6]	**$5.33**
Annualized Distribution Rate:[7]	**6.0%**

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures.
2. Based on asset values calculated using initial purchase price and capitalized costs subsequent to acquisition and as of December 31, 2018.
3. Approximately 7.3% of our non-rated tenants were affiliates of companies having an investment grade credit rating.
4. Weighted average occupancy rate based on rentable square footage.
5. Weighted average remaining lease term and weighted average rent escalation are based on leased square footage.
6. The estimated net asset value per share was calculated based on June 30, 2018, data and effective as of October 1, 2018.
7. Based on the Company's estimated net asset value per share of $5.33.

CARTER VALIDUS MISSION CRITICAL REIT

Portfolio Geography


Properties per Market
SINGLE HEALTHCARE PROPERTY
MULTIPLE HEALTHCARE PROPERTIES

As of December 31, 2018

Portfolio Statistics

Healthcare ($ in millions) [1]

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Change %	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017	Change %
Operating Revenue:	$20,149	$22,984	-12.3%	$56,362	$94,414	-40.3%
Less expenses:	(2,602)	(5,181)	-49.8%	(11,225)	(13,071)	-14.1%
Total Net Operating Income	17,547	17,803	-1.4%	45,137	81,343	-44.5%
NOI Margin	87.1%	77.5%		80.1%	86.2%	
NOI Yield[2]	6.1%	8.8%		3.9%	10.1%	
As of December 31						
Rentable Square Feet				2,577,603	2,590,527	
Number of Properties				61	63	
Weighted Average Annualized Base Rent per Square Foot[3]				$24.04	$34.46	
Weighted Average Remaining Lease Term				12.10 yrs	12.96 yrs	
Weighted Average Occupancy				91.6%	91.0%	

1. The company sold its last data center property in July 2018.
2. 4Q18 and 4Q17 are calculated using annualized fourth quarter NOI.
3. 2018 weighted average annualized base rent per square foot does not include rent for PSN Services, LLC, the tenant at Legent Orthopedic and Spine Hospital, or the Board of Regents at the University of Texas, the tenant at UTMB Health Clear Lake Campus, because they were in free rent periods. The free rent periods for these tenants ends in 2019.

CARTER VALIDUS MISSION CRITICAL REIT

Portfolio Diversification

Top 10 Markets by Annualized Rental Revenue[1]

	December 31, 2018		December 31, 2017	
Top 10 Markets[1]	**Rentable Sq. Ft.**	**% Leased[2]**	**Rentable Sq. Ft.**	**% Leased[2]**
San Antonio	331,352	96.7%	307,423	95.4%
Dallas	368,472	45.9%	368,472	45.9%
Akron	191,269	100.0%	191,269	100.0%
Providence	163,601	100.0%	163,601	100.0%
Lubbock	102,143	100.0%	102,143	100.0%
Hammond[3]	86,835	100.0%	86,835	100.0%
Lafayette	73,824	100.0%	73,824	100.0%
St. Louis	88,737	100.0%	88,737	100.0%
Fort Myers	94,783	100.0%	94,783	100.0%
Denver	131,210	100.0%	131,210	100.0%
Total	**1,632,226**	**87.1%**	**1,608,297**	**86.7%**

Geographic Diversification[1,4]


San Antonio 10.9%
Dallas 10.5%
Akron 10.0%
Providence 5.8%
Lubbock 5.6%
Hammond3 5.3%
Lafayette 5.1%
St. Louis 5.0%
Fort Myers 4.5%
Denver 4.3%

Property Diversification[5]


Specialty Hospital 21.8%
Ambulatory Surgery Center 2.8%
Diagnostic/Radiology Therapy Center 10.0%
Inpatient Rehabilitation Facility 16.2%
Long Term Acute Care Hospital 27.5%
MOB/IMF 21.7%

1. Top ten markets by annualized December 2018 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Hammond, Louisiana.
4. Percentages represent each market's annualized December 2018 base rent compared to total of all market's annualized December 2018 base rent.
5. Based on annualized December 2018 base rent.

Lease Expirations and Tenant Concentration

Lease Expirations (all tenants)



$70.00M
$60.00M
$50.00M
$40.00M
$30.00M
$20.00M
$10.00M
$.00M
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter
Annualized December 2018 Base Rent 1
Leased SF

Top 10 Tenants by Annualized Base Rent

Tenant Name[2]	Annualized December 2018 Base Rent	% of Total Portfolio
Post Acute Medical, LLC	$ 11,951,340	19.3%
21st Century Oncology, Inc.	8,254,632	13.3%
Surgery Partners, Inc.	6,636,214	10.7%
Confidential Healthcare Tenant #4	5,469,302	8.8%
Select Medical Corporation	4,512,238	7.3%
Confidential Healthcare Tenant #3	4,088,605	6.6%
MSH Partners, LLC	2,643,060	4.3%
Confidential Healthcare Tenant #2	2,601,855	4.2%
Community Health Systems, Inc.	2,494,128	4.0%
Ethicus Hospital-Grapevine, LP	2,286,113	3.7%
Total	**$ 50,937,487**	**82.2%**

1. PSN Serivces, LLC, the tenant at Legent Orthopedic and Spine Hospital, and the Board of Regents at the University of Texas, the tenant at UTMB Health Clear Lake Campus, are included in this chart using annualized based rent calculated from expected December 2019 rent due to a free rent period in December 2018.
2. Includes tenants under common control.

CARTER VALIDUS MISSION CRITICAL REIT

Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
21st Century Oncology-Bonita Springs	Fort Myers	FL	9,800	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Bradenton	Sarasota	FL	7,107	3/31/2015	0.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Crestview	Destin	FL	5,685	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-El Segundo	Los Angeles	CA	12,163	4/20/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Fairlea	Martinsburg	WV	5,200	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Fort Myers I	Fort Myers	FL	32,148	3/31/2015	100.0%	MOB/IMF	Outpatient
21st Century Oncology-Fort Myers II	Fort Myers	FL	47,089	3/31/2015	100.0%	MOB/IMF	Outpatient
21st Century Oncology-Fort Walton Beach	Destin	FL	9,017	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Frankfort	Lexington	KY	4,000	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Henderson	Las Vegas	NV	6,685	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Jacksonville	Jacksonville	FL	13,082	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Lakewood Ranch	Sarasota	FL	10,919	4/20/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Las Vegas	Las Vegas	NV	6,963	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Lehigh Acres	Fort Myers	FL	5,746	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Palm Desert	Riverside	CA	6,963	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Rancho Mirage	Riverside	CA	7,432	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Santa Rosa Beach	Destin	FL	5,000	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology-Yucca Valley	Riverside	CA	12,240	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
Akron General Integrated Medical Facility	Akron	OH	38,564	8/23/2013	100.0%	MOB/IMF	Outpatient
Akron General Medical Center	Akron	OH	98,705	12/28/2012	100.0%	MOB/IMF	Outpatient
Baylor Medical Center	Dallas	TX	62,390	8/29/2012	100.0%	Specialty Hospital	Inpatient
Christus Cabrini Surgery Center	Alexandria	LA	15,600	7/31/2013	100.0%	Ambulatory Surgery Center	Outpatient
Cypress Pointe Surgical Hospital	Hammond	LA	63,000	3/14/2014	100.0%	Specialty Hospital	Inpatient
Dermatology Assoc-Development Dr	Green Bay	WI	5,838	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Green Bay Rd	Green Bay	WI	3,100	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Murray St	Green Bay	WI	4,178	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-N Lightning Dr	Appleton	WI	7,552	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Randolph Ct	Green Bay	WI	7,987	9/15/2014	100.0%	MOB/IMF	Outpatient

As of December 31, 2018

Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Dermatology Assoc-Riverview Dr	Green Bay	WI	7,552	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Scheuring Rd	Green Bay	WI	7,100	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-State Rd 44	Oshkosh	WI	8,717	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-York St	Green Bay	WI	36,090	9/15/2014	100.0%	MOB/IMF	Outpatient
Fresenius Healthcare Facility	Elkhart	IN	15,462	6/11/2013	100.0%	MOB/IMF	Outpatient
Grapevine Hospital	Dallas	TX	61,400	2/25/2013	100.0%	Long Term Acute Care Hospital	Inpatient
Houston Surgery Center	Houston	TX	14,000	11/28/2012	100.0%	Ambulatory Surgery Center	Outpatient
HPI Integrated Medical Facility	Oklahoma City	OK	34,970	6/28/2012	100.0%	MOB/IMF	Outpatient
Lafayette Surgical Hospital	Lafayette	LA	73,824	9/19/2014	100.0%	Specialty Hospital	Inpatient
Landmark Hospital of Savannah	Savannah	GA	48,184	1/15/2015	100.0%	Long Term Acute Care Hospital	Inpatient
Legent Orthopedic and Spine Hospital	San Antonio	TX	82,316	8/29/2013	100.0%	Specialty Hospital	Inpatient
Lubbock Heart Hospital	Lubbock	TX	102,143	12/20/2013	100.0%	Specialty Hospital	Inpatient
Physicians' Specialty Hospital	Fayetteville	AR	55,740	6/28/2013	100.0%	Specialty Hospital	Inpatient
Post Acute Medical - Covington	New Orleans	LA	43,250	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - Hammond	Hammond	LA	23,835	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - New Braunfels	San Antonio	TX	27,971	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - Victoria I	Victoria	TX	34,297	5/23/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Medical - Victoria II	Victoria	TX	28,752	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute/Warm Springs Rehab Hospital	San Antonio	TX	50,000	9/6/2013	100.0%	Inpatient Rehabilitation Facility	Inpatient
Rhode Island Rehabilitation Healthcare Facility	Providence	RI	92,944	8/28/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
San Antonio Healthcare Facility	San Antonio	TX	57,929	9/12/2014	81.3%	MOB/IMF	Outpatient
Select Medical - Akron	Akron	OH	54,000	8/29/2014	100.0%	Long Term Acute Care Hospital	Inpatient
Select Medical - Bridgeton	St. Louis	MO	66,914	8/29/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
Select Medical - Frisco	Dallas	TX	45,500	8/29/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
St. Louis Surgical Center	St. Louis	MO	21,823	2/9/2012	100.0%	Ambulatory Surgery Center	Outpatient
Stonegate Medical Center	Austin	TX	27,375	3/30/2012	100.0%	MOB/IMF	Outpatient
UTMB Health Clear Lake Campus	Houston	TX	373,070	7/11/2014	100.0%	Acute Care Hospital	Inpatient
Valley Baptist Wellness Center	Brownville	TX	38,111	8/16/2013	100.0%	MOB/IMF	Outpatient

As of December 31, 2018

Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Vibra Denver Hospital	Denver	CO	131,210	9/28/2012	100.0%	Long Term Acute Care Hospital	Inpatient
Vibra New Bedford Hospital	Providence	RI	70,657	10/22/2012	100.0%	Long Term Acute Care Hospital	Inpatient
Walnut Hill Medical Center	Dallas	TX	199,182	2/25/2014	0.0%	Acute Care Hospital	Inpatient
Warm Springs Rehabilitation Hospital	San Antonio	TX	113,136	11/27/2013	100.0%	Inpatient Rehabilitation Facility	Inpatient
Wilkes-Barre Healthcare Facility	Scranton	PA	15,996	5/31/2013	100.0%	MOB/IMF	Outpatient

As of December 31, 2018

CARTER VALIDUS MISSION CRITICAL REIT

Dispositions

2018 Dispositions ($ in millions)

Investment Name	Type	Disposition Date	Disposition Price	Net Proceeds	Market	Rentable Square Feet	Properties
Arizona Data Center Portfolio	DC	1/10/2018	$ 142.5	$ 140.2	Phoenix	658,215	2
21st Century Oncology-Tamarac	HC	5/25/2018	1.6	1.5	Miami	4,900	1
21st Century Oncology-East Naples	HC	5/30/2018	1.6	1.5	Naples	8,024	1
Milwaukee Data Center	DC	6/11/2018	21.0	20.4	Milwaukee	59,516	1
Alpharetta Data Center II	DC	6/15/2018	64.0	62.9	Atlanta	165,000	1
Andover Data Center	DC	7/25/2018	15.0	14.6	Boston	92,700	1
Total			**$ 245.7**	**$ 241.0**		**988,355**	**7**

Net Debt & EBITDAre Reconciliation

(Amounts in thousands, except ratio)

	As of December 31, 2018	As of September 31, 2018	As of June 30, 2018	As of March 31, 2018	As of December 31, 2017
Total debt	$ 226,289	$ 252,160	$ 252,345	$ 322,880	$ 41,477
Less: cash and cash equivalents	43,133	53,895	37,787	50,210	336,500
Net debt	**$ 183,156**	**$ 198,265**	**$ 214,558**	**$ 272,670**	**$ (195,023)**

	Three Months Ended December 31, 2018	Three Months Ended September 31, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018	Three Months Ended December 31, 2017
Net income (loss)	$ 2,053	$ 5,603	$ 5,594	$ (17,231)	$ 194,501
Total interest expense, adjusted	3,131	3,256	3,843	3,069	8,831
Depreciation and amortization	7,692	7,243	7,245	28,821	11,259
Impairment loss on real estate	757	—	5,831	—	39,147
Gain on real estate dispositions	—	(4,007)	(10,884)	(18,578)	(224,133)
EBITDAre	**$ 13,633**	**$ 12,095**	**$ 11,629**	**$ (3,919)**	**$ 29,605**
Annualized EBITDAre	**$ 54,532**	**$ 48,380**	**$ 46,516**	**$ (15,676)**	**$ 118,420**
Net debt to annualized EBITDAre	**3.4x**	**4.1x**	**4.6x**	**N/A**	**N/A**
Reconciliation of total interest expense, adjusted:					
Continuing operations					
Interest on notes payable	$ 492	$ 579	$ 1,071	$ 1,940	$ 2,071
Interest on unsecured credit facility	2,067	2,160	2,354	540	3,403
Amortization of deferred financing costs	572	525	534	690	740
Capitalized interest	—	(8)	(116)	(101)	(71)
Loss (gain) on debt extinguishment	—	—	207	—	(2,789)
Total interest expense, net as reported	**3,131**	**3,256**	**4,050**	**3,069**	**3,354**
Discontinued operations					
Interest on notes payable	—	—	—	—	2,542
Amortization of deferred financing costs	—	—	—	—	146
Loss on debt extinguishment	—	—	—	—	7,286
Total interest expense, net as reported	**—**	**—**	**—**	**—**	**9,974**
Adjustment:					
Loss on debt extinguishment	—	—	(207)	—	(4,497)
Total interest expense, adjusted	**$ 3,131**	**$ 3,256**	**$ 3,843**	**$ 3,069**	**$ 8,831**

Quarterly FFO and MFFO Reconciliation

(Amounts in thousands, except share data and per share amounts)

	Quarter Ended				
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss) attributable to common stockholders	$ 2,060	$ 5,570	$ 5,642	$ (17,231)	$ 150,193
Adjustments:					
Depreciation and amortization	7,692	7,243	7,245	28,821	11,259
Impairment loss on real estate	757	—	5,831	—	39,147
Gain on real estate dispositions from discontinued operations	—	(4,007)	(10,666)	(18,578)	(224,133)
Gain on real estate dispositions from continuing operations	—	—	(218)	—	48,052 [3]
FFO attributable to common stockholders	$ 10,509	$ 8,806	$ 7,834	$ (6,988)	$ 24,518
Adjustments:					
Amortization of intangible assets and liabilities [1]	134	(184)	(223)	(227)	(784)
Straight-line rent [2]	(3,329)	(1,078)	(1,175)	15,116	(3,231)
Loss on debt extinguishment	—	—	207	—	4,498
Noncontrolling interests' share of the above adjustments related to the consolidated partnerships	—	—	—	—	(5,564) [4]
MFFO attributable to common stockholders	$ 7,314	$ 7,544	$ 6,643	$ 7,901	$ 19,437
Weighted average common shares outstanding - basic	182,656,235	181,260,431	181,128,292	185,673,400	186,182,196
Weighted average common shares outstanding - diluted	182,678,735	181,282,589	181,128,292	185,673,400	186,182,196
Weighted average common shares outstanding - diluted for FFO	182,678,735	181,282,589	181,146,292	185,673,400	186,196,828
Net income (loss) per common share - basic	$ 0.01	$ 0.03	$ 0.03	$ (0.09)	$ 0.80
Net income (loss) per common share - diluted	$ 0.01	$ 0.03	$ 0.03	$ (0.09)	$ 0.80
FFO per common share - basic	$ 0.06	$ 0.05	$ 0.04	$ (0.04)	$ 0.13
FFO per common share - diluted	$ 0.06	$ 0.05	$ 0.04	$ (0.04)	$ 0.13

1. Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.
2. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. For the quarter ended March 31, 2018, we wrote off approximately $17,628,000 of straight-line rent, which related to Bay Area Regional Medical Center, LLC, or Bay Area, a former tenant that was experiencing financial difficulties. For the quarter ended December 31, 2018, we wrote off approximately $418,000 of straight-line rent as a result of a lease termination. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.
3. Of this amount, $(134,000) related to depreciation and amortization and $48,186,000 related to gain on real estate dispositions.
4. Of this amount, $216,000 related to straight-line rents, $166,000 related to above- and below-market leases and $(5,946,000) related to loss on debt extinguishment.

Annual FFO and MFFO Reconciliation

(Amounts in thousands, except share data and per share amounts)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net (loss) income attributable to common stockholders	$ (3,959)	$ 177,311
Adjustments:		
Depreciation and amortization	51,001	65,750
Impairment loss on real estate	6,588	39,147
Gain on real estate dispositions from discontinued operations	(33,251)	(224,133)
Gain on real estate dispositions from continuing operations	(218)	—
Noncontrolling interests' share of the above adjustments related to the consolidated partnerships	—	45,880 [3]
FFO attributable to common stockholders	$ 20,161	$ 103,955
Adjustments:		
Amortization of intangible assets and liabilities [1]	$ (500)	$ (3,118)
Change in fair value of contingent consideration	—	(2,920)
Straight-line rent [2]	9,534	(13,342)
Loss on debt extinguishment	207	4,513
Noncontrolling interests' share of the above adjustments related to the consolidated partnerships	—	(4,715) [4]
MFFO attributable to common stockholders	$ 29,402	$ 84,373
Weighted average common shares outstanding - basic	182,667,312	185,922,468
Weighted average common shares outstanding - diluted	182,667,312	185,922,468
Weighted average common shares outstanding - diluted for FFO	182,689,646	185,940,379
Net income per common share - basic	$ (0.02)	$ 0.95
Net income per common share - diluted	$ (0.02)	$ 0.95
FFO per common share - basic	$ 0.11	$ 0.56
FFO per common share - diluted	$ 0.11	$ 0.56

1. Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.
2. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is significantly different than the underlying contract terms. For the year ended December 31, 2018, we wrote off approximately $18,046,000 of straight-line rent, of which $17,628,000 related to Bay Area, a former tenant that was experiencing financial difficulty. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.
3. Of this amount, $(2,306,000) related to depreciation and amortization and $48,186,000 related to gain on real estate dispositions.
4. Total amount related to depreciation and amortization.

CARTER VALIDUS MISSION CRITICAL REIT

Quarterly NOI Reconciliation

(Amounts in thousands)

	Three Months Ended December 31,	
	2018	2017
Revenue:		
Rental and tenant reimbursement revenue, net	$ 20,149	$ 22,984
Expenses:		
Rental expenses	2,602	5,181
Net operating income from continuing operations	17,547	17,803
Expenses:		
General and administrative expenses	1,632	1,981
Asset management fees	2,401	2,626
Depreciation and amortization	7,692	9,449
Income from operations	5,822	3,747
Other income (expense):		
Other interest and dividend income	160	1,596
Interest expense, net	(3,131)	(3,354)
Provision for loan losses	(32)	(305)
Impairment loss on real estate	(757)	(39,147)
Income (loss) from continuing operations	2,062	(37,463)
(Loss) income from discontinued operations	(9)	231,964
Net income	$ 2,053	$ 194,501

Annual NOI Reconciliation

(Amounts in thousands)

	Twelve Months Ended December 31,	
	2018	2017
Revenue:		
Rental and tenant reimbursement revenue, net	$ 56,362	$ 94,414
Expenses:		
Rental expenses	11,225	13,071
Net operating income from continuing operations	45,137	81,343
Expenses:		
General and administrative expenses	6,004	7,185
Asset management fees	9,809	10,611
Depreciation and amortization	51,001	33,540
(Loss) income from operations	(21,677)	30,007
Other income (expense):		
Other interest and dividend income	3,763	3,147
Interest expense, net	(13,506)	(19,109)
Provision for loan losses	(2,782)	(11,936)
Impairment loss on real estate	(6,588)	(39,147)
Gain on real estate dispositions	218	—
Loss from continuing operations	(40,572)	(37,038)
Income from discontinued operations	36,591	261,675
Net (Loss) income	$ (3,981)	$ 224,637


Glossary

Annualized Rental Revenue is the sum of each property's December 2018 base rent multiplied by twelve unless otherwise specified.

EBITDAre is a supplemental performance measure promulgated by the National Association of Real Estate Investment Trust ("NAREIT") known as Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). NAREIT defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures.

Funds from Operations ("FFO") is defined consistent with the NAREIT definition, as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Our management, along with others in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT's operating performance because it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation and amortization and asset impairment write-downs, which the Company believes provides a more complete understanding of its performance to investors and to its management, and when compared year over year, reflects the impact on the Company's operations from trends in occupancy.

Interest Coverage Ratio is the ratio of earnings before interest and income taxes ("EBIT") expressed as a multiple of Total Interest Expense, Adjusted.

Modified Funds from Operations ("MFFO") is defined consistent with the Institute of Portfolio Alternative's ("IPA") definition in its Practice Guideline: FFO further adjusted for the following items included in the determination of GAAP net income; acquisition fees and expenses; amounts related to straight-line rental income and amortization of above and below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments related to contingent purchase price obligations where such adjustments have been included in the derivation of GAAP net income, and after adjustments for a consolidated and unconsolidated partnership and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The Company's MFFO calculation complies with the IPA's Practice Guideline, described above. In calculating MFFO, the Company excludes amortization of above and below-market leases, amounts related to straight-line rents (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payment) and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the Company.

Net Asset Value ("NAV") is determined by the Board of Directors and based on the estimated value of the Company's assets, less the estimated value of the Company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. The Company can give no assurance that: a stockholder would be able to resell his or her shares at this estimated NAV; a stockholder would ultimately realize distributions per share equal to the Company's estimated per share NAV upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; the Company's shares of common stock would trade at the estimated per share NAV on a national securities exchange; a different independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated per share NAV; or the methodology used to estimate the Company's estimated per share NAV would be acceptable to the Financial Industry Regulatory Authority ("FINRA") or for compliance with the Employment Retirement Income Security Act of 1974 ("ERISA") reporting requirements. Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she participates in the Company's share repurchase program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

Net Debt & Net Debt Leverage Ratio are not recognized as financial measures under GAAP; however, management believes net debt leverage ratio is a key financial measure and uses it to assess the borrowing capacity of the Company. The Company defines its net debt leverage ratio as net debt (principal debt outstanding less cash and cash equivalents) divided by total fair market value of real estate-related investments (calculated as of June 30, 2018, and September 30, 2017, for the respective time periods), plus total aggregate purchase price of investments acquired after the respective dates.

Net Operating Income ("NOI"), a non-GAAP financial measure, is defined as total revenues, less rental and parking expenses, which excludes depreciation and amortization, general and administrative expenses, acquisition related expenses, asset management fees and interest and other expense, net. The Company believes that net operating income serves as a useful supplement to net income because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis. Net operating income should not be considered as an alternative to net income determined in accordance with GAAP as an indicator of financial performance, and accordingly, the Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, net operating income should be examined in conjunction with net income as presented in the consolidated financial statements and data included on the Company's Annual Report on Form 10-K filed with the SEC on March 22, 2019.

NOI Yield is calculated as net operating income to fair market value of real estate-related investments (calculated as of June 30, 2018, and September 30, 2017, for the respective time periods), plus total aggregate purchase price of investments acquired after that date.

Occupancy Rate is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and excludes properties under development. The Company generates the majority of its NOI from property operations. To evaluate properties on a comparable basis, management analyzes the net operating income from same store properties. By doing so, management is able to monitor the core operations of the portfolio and determine the effects of new acquisitions on net income.

Remaining Lease Term is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

Rent Escalation is a weighted average calculation of the portfolio's rent escalations based on leased square footage.

Total Investments is based on aggregate contract purchase price, acquisition costs and additional capital expenditures.